SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2003

STATER BROS. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-13222

Delaware (State or other jurisdiction of incorporation or organization)	33-0350671 (I.R.S. Employer Identification No.)

21700 Barton Road Colton, California (Address of principal executive offices)	92324 (Zip Code)

Registrant’s telephone number, including area code: (909) 783-5000

Item 9. REGULATION FD DISCLOSURE
Signatures
EXHIBIT INDEX
EXHIBIT 99.4

Item 9. REGULATION FD DISCLOSURE

On February 5, 2003, Stater Bros. Holdings Inc. issued a press release announcing fiscal first quarter fiscal 2003 sales and net income.

A copy of this press release is attached hereto as Exhibit 99.4.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

/s/ Phillip J. Smith

	By:	Phillip J. Smith
Senior Vice President and Chief Financial Officer
Date: February 7, 2003

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.4	Text of press release, dated February 5, 2003, entitled “Stater Bros. Holdings Announces First Quarter Results”.